Exhibit 10.3

EXECUTION COPY

OMNIBUS AMENDMENT AND WAIVER

This OMNIBUS AMENDMENT AND WAIVER (this “Amendment”) is made as of October 22, 2017 by and between Straight Path Communications Inc., a Delaware corporation (the “Company”), the undersigned Lenders (as defined below), and Clutterbuck Capital Management, LLC, as collateral agent under the Security Agreement (as defined below) (the “Collateral Agent” and together with the undersigned Lenders, the “Lender Parties”). Each of the Company and the Lender Parties also are sometimes referred to herein individually as a “Party”, and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, on February 6, 2017, the Lenders made a loan to the Company in the original aggregate principal amount of US$17,500,000 (the “Loan”);

WHEREAS, the Loan was made pursuant to the following documents: (i) that certain Loan Agreement (the “Loan Agreement”), dated February 6, 2017, by and between the Company and lenders set forth on Schedule A thereto (collectively, the “Lenders”), (ii) those certain secured promissory notes, dated February 6, 2017, by the Company in favor of each of the Lenders (the “Notes”), (iii) those certain warrants to purchase Class B Common Stock of the Company, originally issued to each of the Lenders on February 6, 2017 (the “Initial Warrants”), (iv) that certain Security Agreement, dated February 6, 2017, by and between the Company and its subsidiaries set forth therein and the Collateral Agent (the “Security Agreement”), and (v) that certain Intellectual Property Security Agreement, dated February 6, 2017, by the Company and its subsidiaries set forth therein in favor of the Lenders (the “IP Security Agreement”);

WHEREAS, pursuant to Section 4(a) of the Notes, on each of July 1, August 1, September 1 and October 1, 2017, the Company issued certain Additional Warrants (as defined in the Notes) to each of the Lenders (the Initial Warrants, together with such Additional Warrants, are referred to herein as the “Outstanding Warrants”); and the Loan Agreement, the Notes, the Security Agreement, the IP Security Agreement and Outstanding Warrants are sometimes referred to herein as the “Loan Documents”;

WHEREAS, on the date hereof, the current outstanding aggregate principal amount of the Loan is $12,375,433 as set forth on Schedule A hereto setting forth the name of each Lender, the principal amount outstanding under the Notes issued to each Lender, and the Outstanding Warrants issued to each Lender;

WHEREAS, prior to the maturity of the Notes, the Company intends to engage in a sale of the equity interests in, or assets of, Straight Path IP Group, Inc. (“SPIPG”), a subsidiary of the Company and the settlement of certain claims with IDT Corporation (collectively, the “SPIPG Sale”);

WHEREAS, the Company and undersigned Lenders wish to amend certain of the Loan Documents, and provide for a waiver and release under the Security Agreement and IP Security Agreement, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

I. PROMISSORY NOTES

1.1 The defined term “Maturity Date” in the Notes is hereby amended to replace “December 29, 2017” with the following:

“the earlier of (i) March 31, 2018 or (ii) the consummation of the Merger (as defined in the Merger Agreement) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Verizon Communications, Inc. and Waves Merger Sub I, Inc., dated as of May 11, 2017”.

1.2 For avoidance of doubt, the Parties hereby acknowledge that:

(i)  any references to the “Maturity Date” in the Loan Documents shall be deemed to refer to the Maturity Date, as amended by Section 1.1 of this Amendment and Waiver;

(ii)  the interest rate specified in Section 2(a) of the Notes shall remain ten percent (10.0%) per annum until the date that the outstanding principal amount under the Notes is paid in full, and interest shall continue to accrue and be paid by the Company on the dates set forth in Section 2(a) of the Notes and otherwise in accordance with the terms of the Notes; and

(iii)  the Company’s obligations to issue Additional Warrants pursuant to Section 4(a) of the Notes shall not be modified by the amendment in Section 1.1 of this Amendment and Waiver, and, accordingly, there shall be no Additional Warrant Issue Date (as defined in the Notes) that is later than December 1, 2017.

II. SECURITY AGREEMENT AND IP SECURITY AGREEMENT.

2.1 Pursuant to Section 10 and Section 11(d) of the Security Agreement, the undersigned Lenders hereby direct the Collateral Agent to, and the Collateral Agent hereby does:

(i)  consent to the SPIPG Sale;

(ii)  solely with respect to the SPIPG Sale, waive the requirements of Section 9(d) of the Security Agreement regarding the payment and application of any proceeds in excess of $8,500,000 from the SPIPG Sale; and

(iii)  upon consummation of the SPIPG Sale, fully and unconditionally release any and all liens on the assets of, and equity interests in, SPIPG that the Lenders have pursuant to the Security Agreement and IP Security Agreement.

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2.2 Each undersigned Lender agrees that, from time to time and solely at the expense of the Company, such Lender shall, upon the reasonable request of the Company, promptly execute and deliver all further instruments and documents, and take all further action, in their own names or on behalf of the Lenders, that may be reasonably necessary or desirable in order to terminate the Lenders’ security interest in SPIPG, including but not limited to promptly filing UCC-3 amendments or terminations to financing statements with the Secretary of State of Delaware.

2.3 In connection with the foregoing, each undersigned Lender hereby names and irrevocably constitutes and appoints the Company, with the full power of substitution therein, as such Lender’s true and lawful attorney-in-fact solely for the purpose of filing with the Secretary of State of Delaware such financing statements as are necessary to terminate the Lenders’ security interest in SPIPG.

III. WARRANTS.

3.1 Notwithstanding anything to the contrary in Section 3 of the Outstanding Warrants, upon consummation of the Merger, to the extent that there is an outstanding amount under the Note corresponding to Outstanding Warrants, without any further required action on the part of any Lender, any Warrantholder (as defined in the Outstanding Warrants), the Company or any other party, all Outstanding Warrants shall be deemed to have been automatically exercised in full by cashless exercise in accordance with the provisions set forth in Section 3 of the Outstanding Warrants, and as a result (i) the holders of the Outstanding Warrants shall be entitled to receive, for each share of Class B Common Stock issuable upon such cashless exercise, the Per Share Merger Consideration (as defined in the Merger Agreement) in respect of the shares of Class B Common Stock in accordance with the provisions of the Merger Agreement, and (ii) the amount of principal and interest outstanding under the Notes corresponding to the Outstanding Warrants shall be reduced in accordance with the terms of such Notes. The Company acknowledges that it will provide the Warrantholders with prior notice of the consummation of the Merger in accordance with the terms of Section 3(e) of the Outstanding Warrants, including information as to the portion of the Outstanding Warrants that will be deemed to be automatically exercised pursuant to this Section 3.1.

3.2 Notwithstanding anything to the contrary in Section 3 of the Initial Warrants, prior to the consummation of the Merger, each Warrantholder shall be entitled to elect, solely at the discretion of the Warrantholder, to exercise any Initial Warrants held by such Warrantholder (i) by cashless exercise in accordance with their terms, or (ii) by paying the applicable Warrant Price (as defined in the Initial Warrants) per share by cash, certified check or wire transfer of funds (in which case such exercise will not result in any corresponding reduction of the principal and interest outstanding under the corresponding Note).

IV. REPRESENTATIONS AND WARRANTIES.

4.1. Each Lender Party hereby, as to itself only and for no other Lender Party, represents and warrants to the Company, severally and not jointly, that (a) this Amendment and Waiver has been duly authorized, executed and delivered by or on behalf of such Lender Party, (b) this Amendment and Waiver constitutes the legal, valid and binding obligation of such Lender Party, enforceable against such Lender Party in accordance with its terms, except (i) as such enforceability may be limited by (A) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (ii) insofar as indemnification and contribution provisions may be limited by applicable law.

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4.2 The Company hereby represents and warrants to the Lender Parties that the Company has all corporate right, power and authority to enter into this Amendment and Waiver and to perform its obligations as contemplated hereby, and this Amendment and Waiver has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

V. MISCELLANEOUS

5.1 Except as expressly set forth in this Amendment and Waiver, all of the Loan Documents shall remain in full force and effect, provided that, such Loan Documents shall be deemed amended as necessary to reflect the provisions of this Amendment and Waiver.

5.2 Within three (3) business days following consummation of the SPIPG Sale, the Company shall pay the Lenders $8,500,000 (the “Amendment Loan Payment”) that will reduce the aggregate outstanding principal amount of the Loan by the amount of the Amendment Loan Payment. Upon execution of this Amendment, the Company shall (i) pay the Lenders an amendment fee of $38,754 (which is equal to one percent (1%) of the aggregate outstanding principal amount of the Loan on the date hereof, after giving effect to the Amendment Loan Payment) (the “Amendment Fee”), and (ii) reimburse the Lenders for legal fees incurred in connection with this Amendment in an amount of up to $8,000. The Amendment Fee shall be payable as follows: (a) 25% of the aggregate Amendment Fee will be payable to CF Special Situation Fund I, LP and CF Special Situation Fund II, LP (collectively, the “Lead Parties”), allocated as follows: (I) 23.5% to CF Special Situation Fund I, LP and (II) 1.5% to CF Special Situation Fund II, LP, and then (b) the remaining 75% of such aggregate Amendment Fee will be payable to all Lenders (including the Lead Parties) based on each Lender’s pro rata portion of the aggregate outstanding principal amount of the Loan on the date hereof.

5.3 NOTWITHSTANDING THE PLACE WHERE THIS AMENDMENT AND WAIVER MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT AND WAIVER, OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE COUNSEL FEES AND DISBURSEMENTS.

5.4 This Amendment and Waiver may be executed and delivered in one or more identical counterparts, and delivered via facsimile or e mail (PDF format) transmission, each of which when executed will be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF the Parties have signed this Amendment and Waiver in one or more counterparts as of the date first appearing above.

STRAIGHT PATH COMMUNICATIONS, INC.

By:	/s/ Jonathan Rand
Name:	Jonathan Rand
Title:	Chief Financial Officer

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Lenders:

CF SPECIAL SITUATION FUND I LP

By:	/s/ Robert T. Clutterbuck
Name:	Robert T. Clutterbuck
Title:	Managing Partner

CF SPECIAL SITUATION FUND II LP

By:	/s/ Robert T. Clutterbuck
Name:	Robert T. Clutterbuck
Title:	Managing Partner

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/s/ Robert C. Clutterbuck
ROBERT C. CLUTTERBUCK TRUST U/A 08/31/2010 ROBERT C CLUTTERBUCK TTEE

/s/ Robert T. Clutterbuck
ROBERT T. CLUTTERBUCK TRUST U/A 11/07/1994 ROBERT T CLUTTERBUCK TTEE

/s/ Robert T. Clutterbuck
ROBERT T. CLUTTERBUCK TTEE EUGENE T BAKER MRTL TR.

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ANCORA MERLIN INSTITUTIONAL, LP

By:	/s/ Bradley Zucker	By:	/s/ Brian Hopkins
Name:	Bradley Zucker	Name:	Brian Hopkins
Title:	VP	Title:	VP

ANCORA MERLIN, LP

By:	/s/ Bradley Zucker	By:	/s/ Brian Hopkins
Name:	Bradley Zucker	Name:	Brian Hopkins
Title:	VP	Title:	VP

ANCORA CATALYST INSTITUTIONAL, LP

By:	/s/ Bradley Zucker	By:	/s/ Brian Hopkins
Name:	Bradley Zucker	Name:	Brian Hopkins
Title:	VP	Title:	VP

ANCORA CATALYST, LP

By:	/s/ Bradley Zucker	By:	/s/ Brian Hopkins
Name:	Bradley Zucker	Name:	Brian Hopkins
Title:	VP	Title:	VP

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/s/ Kim Crane & Ryan Crane
KIM CRANE & RYAN CRANE JT

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/s/ Michael J. Endres
MICHAEL J. ENDRES REVOCABLE TRUST
U/A 12/11/86 AS AMENDED
MICHAEL J. ENDRES THEN ACTING TTEE

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/s/ David R. Meuse
DAVID R. MEUSE TRUST U/A 5/16/1978 AS AMENDED DAVID R. MEUSE TTEE

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/s/ Bradley L. Pospichel
BRADLEY L. POSPICHEL

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/s/ Ronald D. Brooks
RONALD D. BROOKS

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CHARLES D. MIRES ROLLOVER IRA

By:	/s/ Charles D. Mires
Name:	Charles D. Mires
Title:	N/A

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CLUTTERBUCK CAPITAL MANAGEMENT, LLC, as Collateral Agent

By:	/s/ Robert T. Clutterbuck
Name:	Robert T. Clutterbuck
Title:	Managing Partner

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SCHEDULE A

[TO BE INCLUDED]

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